UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2016 (May 4, 2016)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submissions of Matters to a Vote of Security Holders

Third Point Reinsurance Ltd. (the "Company") held its Annual General Meeting of Shareholders on May 4, 2016 (the "Annual Meeting").

Proxies with regard to the matters voted upon at the Annual Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the results of voting on each such matter.

(i)        The election of one Class III director to the Company's Board of Directors to hold office until the Annual General Meeting of Shareholders to be held in 2019, or until his office shall otherwise be vacated pursuant to the Company's Bye-laws. There was no solicitation in opposition of the nominee listed in the proxy statement and the nominee was elected.

Director Name	For	Withheld	Broker Non-Votes

Rafe de la Gueronniere (Class III)	82,245,882	589,807	10,368,915

(ii)        The approval to amend and restate the Third Point Reinsurance Company Ltd. Bye-laws.

For	Against	Abstain	Broker Non-Votes
82,563,840	212,265	59,584	10,368,915

(iii)     The election of certain individuals as Designated Company Directors (as defined in the proxy statement) of certain of the Company's non-U.S. subsidiaries, as required by the Company's Bye-Laws. There was no solicitation in opposition to any of the nominees listed in the proxy statement and all of the nominees were elected.

For	Against	Abstain	Broker Non-Votes
82,494,886	290,880	49,923	10,368,915

(iv)        The approval of the appointment of Ernst & Young Ltd., an independent registered public accounting firm, as the Company's independent auditor to serve until the annual general meeting to be held in 2016, and the authorization of the Company's Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

For	Against	Abstain	Broker Non-Votes
92,519,946	643,684	40,974	0

Item 8.01	Other Events

As previously described in the Company's proxy statement on Schedule 14A filed on March 28, 2016, pursuant to the Company's Bye-laws, affiliates of Kelso & Company and affiliates of Pine Brook Road Partners LLC designated Christopher L. Collins and William L. Spiegel, respectively, to the Board of Directors on May 4, 2016 to serve as Class III directors and to hold office until the Annual General Meeting of Shareholders to be held in 2019 or until his office shall otherwise be vacated pursuant to the Company's Bye-laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD POINT REINSURANCE LTD.

Date: May 6, 2016	/s/ J. Robert Bredahl
	Name:	J. Robert Bredahl
	Title:	President and Chief Operating Officer